EXECUTION ORIGINAL

SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into October 1, 2014 by and among AIR INDUSTRIES MACHINING, CORP. (as successor by merger with Gales Industries Acquisition Corp., Inc.) (“Air”), a corporation organized under the laws of the State of New York, WELDING METALLURGY, INC. (as successor by merger with WMS Merger Corp.) (“WM”), a corporation organized under the laws of the State of New York, NASSAU TOOL WORKS, INC. (formerly known as NTW Operating Inc.) (“NTW”), a corporation organized under the laws of the State of New York, WOODBINE PRODUCTS, INC. (“WP”), a corporation organized under the laws of the State of New York, MILLER STUART INC. (“MS”), a corporation organized under the laws of the State of New York, EUR-PAC CORPORATION (“Eur-Pac”), a corporation organized under the laws of the State of New York, ELECTRONIC CONNECTION CORPORATION (“ECC”), a corporation organized under the laws of the State of Connecticut, AMK WELDING, INC., (“AMK” and collectively with Air, WM, NTW, WP, MS, EUR-PAC,  and ECC, the “Borrower”), a corporation organized under the laws of the State of Delaware, AIR INDUSTRIES GROUP (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation) (“Air Group” and collectively with the Borrower, the “Obligor”), a corporation organized under the laws of the State of Nevada, and PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC, collectively, “Lenders”) and PNC as agent for Lenders (in such capacity, “Agent”).

RECITALS

Whereas, Obligor and PNC entered into a certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated June 27, 2013 (which has been, is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Obligor and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of PNC’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Obligor acknowledges that the most recent statement of account sent to Obligor with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)	AMK is hereby added as a borrowing entity under the Loan Agreement and the Other Documents and is added to the definition of “Borrower” in the Loan Agreement and the Other Documents.

(b)	The following definitions in Section 1.2 of the Loan Agreement are hereby deleted, and are replaced to read as follows:

EXECUTION ORIGINAL

“Maximum Loan Amount” shall mean $29,112,464.56 less repayments of the Term Loan.

“Original Owners” shall mean (i) with regard to Air, Air Group, (ii) with regard to WM, Air, (iii) with regard to NTW, Air Group, (iv) with regard to MS, WM, (v) with regard to WP, WM, (vi) with regard to Eur-Pac, Air Group, (vii) with regard to ECC, Eur-Pac and (viii) with regard to AMK, Air Group.

“Term Loan” shall mean collectively, Term Loan A and Term Loan B.

(c)	The following definitions are hereby added to Section 1.2 of the Loan Agreement to read as follows:

“AMK” shall mean AMK Welding, Inc., a corporation organized under the laws of the State of Delaware.

“Seller Mortgage” shall mean the Mortgage and Security Agreement in the initial amount of $2,500,000 granted by AMK in favor of Dynamic Materials Corporation, a Delaware corporation, in the form attached hereto as Exhibit A, as security for amounts due under the Seller Note.

“Seller Note” shall mean that certain Promissory Note in the principal amount of $2,500,000.00 from Air Group and AMK in favor of Dynamic Materials Corporation in the form attached hereto as Exhibit B.

“Sixth Amendment Closing Date” shall mean October 1, 2014.

“Term Loan A” shall mean the advances made pursuant to Section 2.3 hereof.

“Term Loan B” shall mean the advances made pursuant to Section 2.3(A) hereof.

(d)	A new Subsection 2.3(A) is hereby added to the Loan Agreement to read as follows:

2.3(A)  Term Loan.  Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a Term Loan to Borrower in the sum equal to such Lender’s Commitment Percentage of $3,500,000.00.  The Term Loan shall be advanced on the Sixth Amendment Closing Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: sixty (60) consecutive monthly principal installments, the first fifty-nine (59) of which shall be in the amount of $58,333.33 commencing on the first Business Day of December, 2014, and continuing on the first Business Day of each month thereafter, with a sixtieth (60th) and final payment of any unpaid balance of principal and interest payable on the first Business Day of November, 2019, subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default hereunder or earlier termination of the Loan Agreement pursuant to the terms hereof.  Notwithstanding anything to the contrary herein, in the Term Note and/or in any Other Document, all outstanding principal and interest hereunder is due and payable on the Termination Date in the event that the Termination Date is before the last Business Day of November, 2016.  The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the “Term Note”) in substantially the form attached hereto as Exhibit 2.3(A).

EXECUTION ORIGINAL

(e)	A new Subsection 10.19 is hereby added to the Loan Agreement to read as follows:

10.19           Seller Note Default.  An Event of Default has occurred under the Seller Note.

3)
GUARANTOR’S RATIFICATION.  Air Industries Group, a corporation organized under the laws of the State of Nevada (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation) hereby reaffirms its continuing obligations under the terms of that certain Guaranty and Suretyship Agreement dated August 24, 2007 executed by Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation, (the “Guaranty”), and acknowledges that (i) it has read this Agreement, (ii) the Obligations under the Loan Agreement are secured by the Guaranty, and (iii) it makes such reaffirmation with full knowledge of the terms thereof.

4)
SCHEDULES.  All revised schedules to the Loan Agreement attached hereto on Exhibit C replace the applicable existing schedules and are incorporated into the Loan Agreement and the Other Documents by reference.

5)
CONSENT TO ACQUISITION, SELLER’S NOTE AND SELLER’S MORTGAGE.  Notwithstanding anything to the contrary in the Loan Agreement and/or any Other Document, the Lenders hereby consent to the acquisition by Air Group of all of the stock of AMK from Dynamic Materials Corporation, as Seller, for the purchase price of $6,750,000, as adjusted pursuant to the terms of the Stock Purchase Agreement  plus costs (the “AMK Acquisition”) provided, however, that the Borrower provides to the Agent for review copies of all acquisition documentation (including, but not limited to, the applicable Stock Purchase Agreement and all UCC and other searches against AMK) and other materials evidencing the AMK Acquisition, all in form and substance acceptable to the Agent (collectively, the “AMK Acquisition Documents”).  In addition and notwithstanding anything to the contrary in the Loan Agreement and/or any Other Document, the Lenders hereby consent to the Air Group and AMK issuing the Seller Note and AMK issuing the Seller Mortgage.

6)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A)      the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B)      to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C)      all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D)       Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E)      this Agreement is a modification of an existing obligation and is not a novation.

EXECUTION ORIGINAL

7)	PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A)       provide the Agent with this Agreement, the Joinder Agreement, the Term Note and the Power of Attorney, each properly executed;

(B)       provide the Agent with secretary’s certificates and resolutions from the Borrower and Guarantor, in form and substance acceptable to the Agent;

(C)       provide the Agent with all information and documentation required by the Agent;

(D)       pay to the Agent an Amendment Fee in the amount of $25,000.00;

(E)       pay all legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer; and

(F)       pay all other fees and costs incurred by the Lenders in entering into this Agreement.

8)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles.  This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents.  This Agreement, the Loan Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

9)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year above written.

ATTEST:	AIR INDUSTRIES MACHINING, CORP.

By: /s/ Scott Glassman	By: /s/ Dario Peragallo
Name: SCOTT GLASSMAN	Name: DARIO PERAGALLO
Title: Secretary	Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

EXECUTION ORIGINAL

ATTEST:	WELDING METALLURGY, INC. (as
successor by merger with WMS Merger Corp.)

By: /s/ Scott Glassman	By: /s/ Gary Settoducato
Name: SCOTT GLASSMAN	Name: GARY SETTODUCATO
Title: Secretary	Title: President

ATTEST:	NASSAU TOOL WORKS, INC.
(formerly known as NTW Operating Inc.)

By: /s/ Scott Glassman	By: /s/ Peter Rettaliata
Name: SCOTT GLASSMAN	Name: PETER RETTALIATA
Title: Secretary	Title: President

ATTEST:	AIR INDUSTRIES GROUP

By: /s/ Scott Glassman	By: /s/ Peter Rettaliata
Name: SCOTT GLASSMAN	Name: PETER RETTALIATA
Title: Secretary	Title: President

ATTEST:	MILLER STUART INC.

By: /s/ Kristie Ciaccio	By: /s/ Peter Rettaliata
Name: KRISTIE CIACCIO	Name: PETER RETTALIATA
Title: Secretary	Title: President

ATTEST:	WOODBINE PRODUCTS, INC.

By: /s/ Kristie Ciaccio	By: /s/ Gary Settoducato
Name: KRISTIE CIACCIO	Name: GARY SETTODUCATO
Title: Secretary	Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

EXECUTION ORIGINAL

ATTEST:	EUR-PAC CORPORATION

By: /s/ Kristie Ciaccio	By: /s/ Peter Rettaliata
Name: KRISTIE CIACCIO	Name: PETER RETTALIATA
Title: Secretary	Title: President

ATTEST:	ELECTRONIC CONNECTION CORPORATION

By: /s/ Kristie Ciaccio	By: /s/ Peter Rettaliata
Name: KRISTIE CIACCIO	Name: PETER RETTALIATA
Title: Secretary	Title: President

ATTEST:	AMK WELDING, INC.

By: /s/ Kristie Ciaccio	By: /s/ Peter Rettaliata
Name: KRISTIE CIACCIO	Name: PETER RETTALIATA
Title: Secretary	Title: President

PNC BANK, NATIONAL ASSOCIATION
Lender and as Agent

By: /s/ Patrick McConnell
Name: PATRICK McCONNELL
Title: Senior Vice President

EXECUTION ORIGINAL

SCHEDULE 4.4
Equipment and Inventory Locations; Place of Business,
Chief Executive Office, Real Property

4.4 (b) (ii) – Warehouse Locations - None

4.4(b) (iii)/(iv) – Places of Business/Chief Executive Office – all parcels leased

1460 Fifth Avenue
Bay Shore, New York  11706
Chief Executive Office

1479 N. Clinton Ave
Bay Shore, New York 11706

1480 N. Clinton Ave
Bay Shore, New York 11706

34 Lamar Street
West Babylon, NY 11704

110 Plant Avenue
Hauppague, NY 11788

701 Grand Boulevard
Deer Park, New York,

112 Porter Street
Waterbury, Connecticut 06708

125 Old Iron Ore Road
Bloomfield, CT 06002

283 Sullivan Avenue
South Windsor, CT 06074

EXECUTION ORIGINAL

SCHEDULE 5.2(a)
States of Qualification and Good Standing

Entity	State of Incorporation
Air Industries Group	Nevada
Welding Metallurgy, Inc.	New York
Nassau Tool Works, Inc.	New York
Air Industries Machining, Corp.	New York
Miller Stuart Inc.	New York
Woodbine Products, Inc.	New York
Eur-Pac Corporation	New York
Electronic Connection Corporation	Connecticut
AMK Welding, Inc.	Delaware

None of the foregoing has registered to do business outside the jurisdiction in which it is incorporated, except that Eur-Pac Corporation and AMK Welding, Inc. are qualified to do business in Connecticut.

EXECUTION ORIGINAL

SCHEDULE 5.2(b)
Subsidiaries

None of the Obligors has any subsidiaries other than other Obligors

EXECUTION ORIGINAL

 SCHEDULE 5.24
Equity Interests

Entity	Owner of Equity Interests
Air Industries Machining, Corp.	100% of the equity is owned by
Air Industries Group
Welding Metallurgy	100% of the equity is owned by
Air Industries Group
Nassau Tool Works, Inc.	100% of the equity is owned by
Air Industries Group
Miller Stuart Inc.	100% of the equity is owned by
Welding Metallurgy
Woodbine Products, Inc.	100% of the equity is owned by
Welding Metallurgy
Eur-Pac Corporation	100% of the equity is owned by
Air Industries Group
Electronic Connection	100% of the equity is owned by
Eur-Pac Corporation
AMK Welding, Inc.	100% of the equity is owned by
Air Industries Group